Exhibit 24.1

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Ellen M. Costello
Name: Ellen M. Costello

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Duncan Hennes
Name: Duncan Hennes

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 25th day of January, 2017.

By:	/s/ Peter Blair Henry
Name: Peter Blair Henry

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Franz B. Humer
Name: Franz B. Humer

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 25th day of January, 2017.

By:	/s/ Renee James
Name: Renee James

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Eugene McQuade
Name: Eugene McQuade

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Michael E. O’Neill
Name: Michael E. O’Neill

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Gary M. Reiner

Name: Gary M. Reiner

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Judith Rodin
Name: Judith Rodin

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Anthony M. Santomero

Name: Anthony M. Santomero

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Joan Spero
Name: Joan Spero

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Diane L. Taylor
Name: Diane L. Taylor

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ William S. Thompson
Name: William S. Thompson

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ James S. Turley
Name: James S. Turley

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Ernesto Zedillo Ponce de Leon
Name: Ernesto Zedillo Ponce de Leon

LIMITED POWER OF ATTORNEY

(Form S-3)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Michael L. Corbat, John C. Gerspach, and Rohan Weerasinghe, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on a Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, such Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 24th day of January, 2017.

By:	/s/ Deborah C. Wright
Name: Deborah C. Wright